Exhibit 13

RULE 13a-14(b) CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vodafone Group Plc, a company incorporated under the laws of England and Wales (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 31 March 2026 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

22 May 2026	/s/ Margherita Della Valle
Date	Margherita Della Valle
Group Chief Executive

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

Exhibit 13

RULE 13a-14(b) CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vodafone Group Plc, a company incorporated under the laws of England and Wales (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 31 March 2026 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

22 May 2026	/s/ Pilar López
Date	Pilar López
Group Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.